UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 3, 2006
NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-31306 (Commission File Number)	98-0366361 (I.R.S. Employer Identification No.)

13135 South Dairy Ashford, Suite 800 Sugar Land, Texas (Address of Principal Executive Offices)	`	77478 (Zip Code)
Registrant’s telephone number, including area code: (281)276-6100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-2(c))

Item 3.03. Material Modification to Rights of Security Holders.
     Effective as of February 3, 2006, Noble Corporation, a Cayman Islands exempted company limited by shares (the “Company”), and UMB Bank, N.A., as Rights Agent (the “Rights Agent”), entered into an amendment (the “Amendment”) to the Rights Agreement dated March 13, 2002 between the Company and the Rights Agent, as amended by the First Amendment to Rights Agreement dated March 12, 2003 and the Second Amendment to Rights Agreement dated June 9, 2005 (as amended, the “Rights Agreement”). The Amendment provides, in general, for the expiration of the Rights Agreement upon adoption by the Board of Directors of the Company of a specified policy regarding shareholder rights plans. A copy of the Amendment is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.
     Also, the Board of Directors of the Company has adopted the following policy as of February 3, 2005:
“Noble Corporation
Board Policy on Shareholder Rights Plans
     Upon adoption of this policy by the Board of Directors of Noble Corporation (the “Corporation”), the Corporation shall not have in place a shareholder rights plan.
     Before adopting a shareholder rights plan in the future, the Board of Directors of the Corporation would seek prior member approval of the plan unless, due to timing constraints or other reasons, a majority of independent directors of the Corporation determines that it would be in the best interests of the Corporation and its members to adopt a plan before obtaining member approval.
     If a shareholder rights plan is so adopted without prior member approval, the plan must either be ratified by members or must expire, without being renewed or replaced, within one year.
     The Nominating and Corporate Governance Committee of the Board of Directors of the Corporation shall review this policy periodically and report to the Board of Directors any recommendations it may have concerning this policy.”
     As a result of the Amendment and the adoption of the policy described above, as of February 3, 2006, the Rights Agreement has expired and no rights to purchase Series A Junior Participating Preferred Shares, par value US$1.00 per share, of the Company remain outstanding.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
(4)	Third Amendment to Rights Agreement between Noble Corporation and UMB Bank, N.A., as Rights Agent, effective as of February 3, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION

Date: February 7, 2006	By:/s/ BRUCE W. BUSMIRE

Bruce W. Busmire, Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Third Amendment to Rights Agreement between Noble Corporation and UMB Bank, N.A., as Rights Agent, effective as of February 3, 2006.

4